EXHIBIT 10.1

SECOND AMENDMENT TO THE
AMENDED AND RESTATED CONSULTING AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED CONSULTING AGREEMENT (“Amendment”) dated as of February 22, 2012 is among F.N.B. Corporation, (“FNB”), First National Bank of Pennsylvania (“Bank”), a national banking association, and F.N.B. Payroll Services, LLC (“LLC”) and Stephen J. Gurgovits, Sr., an individual (“Consultant”).

WITNESSETH:

WHEREAS, on or about June 18, 2008, FNB and Bank entered into an Amended and Restated Consulting Agreement (“Consulting Agreement”); and

WHEREAS, on or about August 19, 2009, FNB and Bank entered into the First Amendment to the Amended and Restated Consulting Agreement; and

WHEREAS, on or about December 22, 2011, Bank assigned the Consulting Agreement to LLC; and

WHEREAS, the parties desire the Consultant to resume providing services under the Consulting Agreement as Amended effective March 1, 2012; and

WHEREAS, the parties desire to amend the Consulting Agreement as more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual premises set forth below and intending to be legally bound hereby, the parties mutually agree as follows:

SECTION 1 Recitals

The parties incorporate the above recitals as if fully set forth in this section.

SECTION 2 Amendment

2.1	Section 2(a) of the Consulting Agreement is amended such that the Consultant shall report to the Board of Directors of F.N.B.

2.2	Section 2(b) of the Consulting Agreement is deleted in its entirety and replaced with the following: The parties intend that the Consultant shall render services under this Amendment as an independent contractor of the Company and nothing shall be construed to be inconsistent with this relationship or status.

2.3	Section 3(a) is amended such that: the year “2011” is substituted for the year “2008;” the year “2009;” is substituted for the year “2006;” and the year “2010;” is substituted for the year “2007.”

2.4	All other terms and provisions of the Consulting Agreement, as amended, shall remain in full force and effect.

SECTION 3 SUCCESSORS AND ASSIGNS

This Amendment shall extend to and bind the parties and their successors and assigns.

SECTION 4 GOVERNING LAW

This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

SECTION 5 INTEGRATION

This Amendment is intended by the parties to be a final expression of their agreement with respect to the terms included in this Amendment. The parties further intend that this Amendment shall constitute the complete and exclusive agreement of the parties as to the terms of this Amendment and no extrinsic evidence whatsoever may be introduced in any judicial proceeding involving this Amendment.

SECTION 6 AMENDMENTS

This Amendment may not be modified, amended or terminated except by writing executed by all parties.

SECTION 7 SEVERABILITY

Any provision of this Amendment which is held to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or effectuating the validity or enforceability of such provision in any other jurisdiction.

SECTION 8 CAPTIONS

The section captions contained in this Amendment are inserted for reference and convenience purposes only and in no way define, limit or describe the scope or intent of this Amendment or any particular paragraph or section or the proper construction.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date and year first above written.

F.N.B. CORPORATION

By: /s/Vincent J. Delie, Jr.
Vincent J. Delie, Jr.
Chief Executive Officer

FIRST NATIONAL BANK OF PENNSYLVANIA

By: /s/Vincent J. Delie, Jr.
Vincent J. Delie, Jr.
Chief Executive Officer

F.N.B. PAYROLL SERVICES, LLC.

By: /s/Vincent J. Delie, Jr.
Vincent J. Delie, Jr.
Chief Executive Officer
STEPHEN J. GURGOVITS, SR.
/s/Stephen J. Gurgovits, Sr.